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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549







                                    FORM 8-K






                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2003






                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)


         Massachusetts                     000-32955                        04-3557612
-------------------------------      ----------------------     ------------------------------------
(State or other jurisdiction of      Commission File Number     (I.R.S. Employer Identification No.)
incorporation or organization)
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       30 Massachusetts Avenue, North Andover, MA           01845
       -------------------------------------------          -----
         (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K


Item 1.     Changes in Control of Registrant

            Not applicable.

Item 2.     Acquisition or Disposition of Assets

            Not applicable.

Item 3.     Bankruptcy or Receivership

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            Not applicable.

Item 5.     Other Events

            Pursuant to regulation G, the Company's press release dated July 25, 2003, reporting its quarterly dividend to shareholders for the third quarter
2003, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.     Resignations of Registrant's Directors

            Not applicable.

Item 7.     Financial Statements and Exhibits

            c.      Exhibit

                    99.1      Press release dated July 25, 2003 reporting
                              LSB Corporation's quarterly dividend to
                              shareholders for the third quarter 2003.

Item 8.     Change in Fiscal Year

            Not applicable.

Item 9.     Regulation FD Disclosure

            Pursuant to regulation FD, the Company's press release dated July
25, 2003 reporting its quarterly dividend to shareholders for the third quarter
2003 is hereby attached as Exhibit 99.1 and incorporated by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       LSB CORPORATION


                                                        /S/ PAUL A. MILLER
                                                       -------------------
July 28, 2003                                          Paul A. Miller
                                                       President and
                                                       Chief Executive Officer




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                                  EXHIBIT INDEX





99.1 Press release announcing the Company's dividend to shareholders for the third quarter 2003.



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